Exhibit 10.12

                           TREESOURCE INDUSTRIES, INC.

                          STOCK OPTION LETTER AGREEMENT

To:  Jess R. Drake

         On November 3, 1998, in connection with that certain Employment Contract between you and TreeSource Industries, Inc. (the "Company"), dated effective November 4, 1998 (the "Employment Contract"), the Board of Directors of the Company has awarded you stock options for the purchase of 543,295 shares of the Company's common stock at an exercise price of $.7969 per share, subject to your agreement with the terms and conditions set forth below.

1.       Term

         The term of your option is ten (10) years from date of grant, unless sooner terminated.

2.       Exercise

         During your lifetime only you can exercise the option. The personal representative of your estate or the beneficiary thereof may exercise the option following your death.

         To exercise your option, you must deliver to the Company written notice of your intention to exercise in the form attached hereto, specifying the number of shares as to which you desire to exercise the option and the date on which you desire to complete the transaction.

         Unless the Board of Directors or any committee authorized by the Board of Directors to administer stock options granted by the Company (the Board of Directors or any such committee is referred to herein as the "Board of Directors") determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to your option, you must have paid the Company the full purchase price of such shares. No shares shall be issued until full payment for the shares has been made.

         After exercise of your option, immediately upon notification of the amount due, if any, you shall pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, you shall pay such amount to the Company on demand. If you fail to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to you, including salary, subject to applicable law. With the consent of the Board of Directors, you may satisfy this obligation, in whole or in part, by having the Company withhold amounts due or by delivering to the Company common stock shares that would satisfy the withholding amount.

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3.       Payment for Shares

         The option may be exercised by the delivery of cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company), and, unless the Board of Directors at any time determines otherwise, personal check, bank certified or cashier's check or, with the consent of Board of Directors, in whole or in part, in common stock of the Company valued at fair market value, promissory notes and other forms of consideration.

         With the consent of the Board of Directors, you may request the Company to apply automatically the shares to be received upon the exercise of a portion of the option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. If and so long as the common stock is registered under Section 12(b) or 12(g) of the Exchange Act, such cashless exercise may be accomplished by delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board.

4.       Termination

         In the event your employment or service with the Company or a subsidiary terminates for any reason other than for cause (as defined below), physical disability or death, or any reason that results in the Company's being obligated to provide the payments and benefits specified in Section 6.2.2 of the Employment Contract, your option may only be exercised within one month after the date of such termination of your employment or services, but in no event later than the remaining term of the option. In the event that your employment is terminated under any provision of the Employment Contract that results in the Company's being obligated to provide the payments and benefits specified in
Section 6.2.2 of the Employment Contract, your option may be exercised at any time within two (2) years after the date of such termination of your employment, but in no event later than the remaining term of the option. For the purposes of this letter agreement "cause" shall consist of the following: (i) your willful and continual failure and refusal to comply with the reasonable express directives of the Company's Board of Directors; (ii) your conviction for a felony or any crime involving fraud or dishonesty in the performance of, or that reflects upon your ability to perform, your duties on behalf of the Company; or
(iii) circumstances where you have been grossly negligent or have exhibited willful misconduct in the performance of your duties.

         In the event of the termination of your employment or service for cause, your option shall automatically terminate on the date you are first notified by the Company of such termination, unless the Board of Directors determines otherwise.

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
         In the event of the termination of your employment or service because of permanent disability, your option may be exercised only within one year after such termination, but in no event later than the remaining term of the option. The term "permanent disability" means a mental or physical impairment that is expected to result in death or that has lasted or is expected to last for a continuous period of six (6) months or more and that causes you to be unable, in the opinion of the Company and two independent physicians, to perform the majority of your usual duties as an employee, director, officer or consultant of the Company. Permanent disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of permanent disability to the Company.

         In the event of your death while employed by or providing service to the Company or a subsidiary, your option may be exercised at any time within one year after the date of death, but in no event later than the remaining term of your option, and only if and to the extent you were entitled to exercise the option at the date of death, and only by the person or persons to whom your rights under the option shall pass by your will or by the laws of descent and distribution of estate or country of domicile at the time of death.

         Your option may be exercised only if and to the extent you were entitled to exercise such option at the date of such termination. To the extent that your option is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate. In no event may this option be exercised later than its remaining term.

5.       Transfer of Option

         Your option is not transferable except by will or by the applicable laws of descent and distribution of the state or county of your domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of the Employee Income Security Act of 1974, as amended.














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
6.       Vesting

         Your option shall vest and become exercisable according to the following schedule:

                                                                Number of shares
                          Date on and after which               for which option
                           option is exercisable                 is exercisable

Upon execution of this letter agreement ........................    25%

On November 3, 1999--the first anniversary of your
 Employment Contract ...........................................    50%

On November 3, 2000--the second anniversary of your
 Employment Contract ...........................................    75%

On November 3, 2001--the third anniversary of your
 Employment Contract ...........................................   100%

7.       Holding Periods:

7.1      Securities and Exchange Act Section  16


         Shares of common stock obtained upon the exercise of your option may not be sold by a person subject to Section 16 of the Exchange Act until six months after the date such option was granted.

7.2      Taxation of Stock Options


         Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

8.       Date of Grant

         The date of grant of the option is November 3, 1998.

9.       Acceleration in Certain Events

         Notwithstanding any other provisions of this letter agreement, all options outstanding under this letter agreement shall immediately become exercisable in full at any time when any one of the following events has taken place:

         (a) The Company undergoes a change of control, which for the purposes of this option is defined as any sale, transfer or disposition of all or substantially all of the assets of the Company, or the merger of the Company with another entity that results in the shareholders of the Company obtaining less than 50% of the voting equity of the resulting company, or an individual or company in any manner acquires or controls more than 50% of the voting equity of the Company;

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         (b)  The  Company  receives  notice  from a  senior  lender  under  the
Company's Credit and Security Agreement that such senior lender has declared that the Company is in default on its loan obligations and that the loan obligations are being accelerated; or

         (c) The Company terminates your employment with the Company other than for cause.

10.      Adjustments


10.1     Adjustment of Shares


         The aggregate number and class of shares for which this option has been granted and the exercise price per share thereof (but not the total price) shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

10.2     Conversion of Options on Stock for Stock Exchange


         Except as provided in Section 9(a), if the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of common stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, the option granted hereunder shall be converted into an option to purchase shares of Exchange Stock. The amount and price of a converted option shall be determined by adjusting the amount and price of the option granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the shares of common stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.

10.3     Fractional Shares


         In the event of any adjustment in the number of shares covered by this option, any fractional shares resulting from such adjustment shall be disregarded and the option shall cover only the number of full shares resulting from such adjustment.

10.4     Determination of Board to Be Final

         All Section 10 adjustments shall be made by the Board of Directors of the Company, and its determination as to what adjustments shall be made, and the extent thereof, shall be presumed to be correct unless such determination is inconsistent with the other terms and requirements of this Section 10 or the terms and requirements of the Employment Contract. Should any conflict exist between the terms of this letter agreement and the terms of the Employment Contract, the terms of the Employment Contract shall govern.



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
10.5     Further Adjustment of Awards

         Subject to Sections 9(a) and 10.2, the Board of Directors shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Board of Directors, to take such further action as it determines to be necessary or advisable, and fair and equitable to you, (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, the option so as to provide for earlier, later, extended or additional time for exercise and other modifications. The Board of Directors may take such actions before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

10.6     Limitations


         The grant of this option will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.      Approvals


         The Company agrees to register for offering or resale, or to qualify for exemption, under the Securities Act, and to register or qualify under state securities laws, any shares of common stock issued to you upon exercise of this option, and to continue in effect any such registrations or qualifications.

12.      Rights as a Stockholder


         As a holder of an option issued pursuant to this option agreement, you have no rights as a stockholder with respect to any common stock until the date of issue to you of a stock certificate for such shares. Except as otherwise expressly provided herein, no adjustment shall be made for dividend or other rights for which the record date occurs prior to the date such stock certificate is issued.

         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this letter agreement and return it to the undersigned.

                                        Very truly yours,

                                        TREESOURCE INDUSTRIES, INC.


                                        /s/ Robert J. Riecke
                                        ----------------------------------------
                                        By: Robert J. Riecke
                                        Its:  Vice President-Administration
                                        and Secretary




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
                          STOCK OPTION LETTER AGREEMENT
                          ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of Washington, accept the stock option described above, and acknowledge receipt of a copy of this Stock Option Letter Agreement ("Agreement"). I have read and understand this Agreement. I acknowledge that, except as set forth in this Agreement and that certain Employment Contract with the undersigned, the Company has no obligation to sell or otherwise issue to me any stock or other equity or ownership interest in the Company.

Dated: November 6, 1998


 ###-##-####                                       /s/ Jess R. Drake
-------------------------------------              -----------------------------
Taxpayer I.D. Number                               Jess R. Drake

                                                   Address:


     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement.

         Dated:  November 6, 1998

                                                     /s/ Sandra Kay Drake
                                                     ---------------------------
                                                     Spouse's Signature


                                                     Sandra Kay Drake
                                                     ---------------------------
                                                     Printed Name

     By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

         Dated:


                                                     ---------------------------
                                                     Optionee's Signature



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
                       NOTICE OF EXERCISE OF STOCK OPTION

To:  TreeSource Industries, Inc. Board of Directors

         I, a resident of the State of                , hereby exercise my stock
option granted by TreeSource  Industries,  Inc. (the "Company") on             ,
    , subject to all the terms and provisions thereof, and notify the Company of
my desire  to  purchase           shares of  common  stock of the  Company  (the
"Securities") at the exercise price of $ per share that were offered to me pursuant to said option.

         I hereby represent and warrant that (1) I have been furnished with a copy of all information that I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions and receive answers concerning the information received about the Securities and the Company; and (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company.

         Dated:
               --------------------


-------------------------                              ------------------------
Taxpayer I.D. Number                                         Jess R. Drake

                                     Address













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
                                     RECEIPT

     TreeSource Industries, Inc. hereby acknowledges receipt from Jess R. Drake
in payment for          shares of common stock of TreeSource Industries, Inc.,
an Oregon corporation, of $               in the form of:



                 [ ]  Cash

                 [ ]  Check (personal, cashier's or bank certified)

                 [ ]  Other (specify)


                           TREESOURCE INDUSTRIES, INC.

Date:                      For:
     --------------            -------------------------
























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